Exhibit 4.4








                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST


                     Southern Investments UK Capital Trust I


                          Dated as of January 29, 1997

                                TABLE OF CONTENTS
                                                                     Page


ARTICLE 1...............................................................2
  SECTION 1.1 Definitions...............................................2


ARTICLE 2..............................................................13
  SECTION 2.1 Trust Indenture Act; Application.........................14
  SECTION 2.2 Lists of Holders of Securities...........................14
  SECTION 2.3 Reports by the Institutional Trustee.....................15
  SECTION 2.4 Periodic Reports to Institutional Trustee................15
  SECTION 2.5 Evidence of Compliance with Conditions Precedent.........15
  SECTION 2.6 Events of Default; Waiver................................16
  SECTION 2.7 Event of Default; Notice.................................18


ARTICLE 3..............................................................19
  SECTION 3.1 Name.....................................................19
  SECTION 3.2 Office...................................................19
  SECTION 3.3 Purpose..................................................20
  SECTION 3.4 Authority................................................20
  SECTION 3.5 Title to Property of the Trust...........................21
  SECTION 3.6 Powers and Duties of the Regular Trustees................21
  SECTION 3.7 Prohibition of Actions by the Trust and the
                 Trustees..............................................25
  SECTION 3.8 Powers and Duties of the Institutional Trustee...........26
  SECTION 3.9 Certain Duties and Responsibilities of the Institutional
                 Trustee...............................................30
  SECTION 3.10 Certain Rights of Institutional Trustee.................33
  SECTION 3.11 Delaware Trustee........................................36
  SECTION 3.12 Execution of Documents..................................36
  SECTION 3.13 Not Responsible for Recitals or Issuance of Securities..37
  SECTION 3.14 Duration of Trust.......................................37
  SECTION 3.15 Mergers.................................................37


ARTICLE 4..............................................................39
  SECTION 4.1 Sponsor's Purchase of Common Securities..................40
  SECTION 4.2 Responsibilities of the Sponsor..........................40
  SECTION 4.3 Right to Proceed.........................................41


ARTICLE 5..............................................................41
  SECTION 5.1 Number of Trustees: Appointment of Co-Trustee............41
  SECTION 5.2 Delaware Trustee.........................................42
  SECTION 5.3 Institutional Trustee; Eligibility.......................43
  SECTION 5.4 Certain Qualifications of Regular Trustees and Delaware
                  Trustee Generally....................................44
  SECTION 5.5 Regular Trustees.........................................44
  SECTION 5.6 Delaware Trustee.........................................45
  SECTION 5.7 Appointment, Removal and Resignation of Trustees.........45
  SECTION 5.8 Vacancies among Trustees.................................47
  SECTION 5.9 Effect of Vacancies......................................48
  SECTION 5.10 Meetings................................................48
  SECTION 5.11 Delegation of Power.....................................49
  Section 5.12 Merger, Conversion, Consolidation or Succession to
                  Business.............................................50


ARTICLE 6..............................................................50
  SECTION 6.1 Distributions............................................50


ARTICLE 7..............................................................50
  SECTION 7.1 General Provisions Regarding Securities..................51
  SECTION 7.2 Execution and Authentication.............................52
  SECTION 7.3 Form and Dating..........................................53
  SECTION 7.4 Registrar, Paying Agent and Exchange Agent...............55
  SECTION 7.5 Paying Agent to Hold Money in Trust......................56
  SECTION 7.6 Replacement Securities...................................57
  SECTION 7.7 Outstanding Capital Securities...........................57
  SECTION 7.8 Capital Securities in Treasury...........................58
  SECTION 7.9 Temporary Securities.....................................58
  SECTION 7.10 Cancellation............................................59
  SECTION 7.11 CUSIP Numbers...........................................60


ARTICLE 8..............................................................60
  SECTION 8.1 Termination of Trust.....................................60


ARTICLE 9..............................................................61
  SECTION 9.1 Transfer of Securities...................................61
  SECTION 9.2 Transfer Procedures and Restrictions.....................62
  SECTION 9.3 Deemed Security Holders..................................77
  SECTION 9.4 Book-Entry Interests.....................................78
  SECTION 9.5 Notices to Clearing Agency...............................79
  SECTION 9.6 Appointment of Successor Clearing Agency.................79


ARTICLE 10.............................................................79
  SECTION 10.1 Liability...............................................79
  SECTION 10.2 Exculpation.............................................80
  SECTION 10.3 Fiduciary Duty..........................................81
  SECTION 10.4 Indemnification.........................................82
  SECTION 10.5 Outside Businesses......................................86


ARTICLE 11.............................................................87
  SECTION 11.1 Fiscal Year.............................................87
  SECTION 11.2 Certain Accounting Matters..............................87
  SECTION 11.3 Banking.................................................88
  SECTION 11.4 Withholding.............................................88


ARTICLE 12.............................................................89
  SECTION 12.1 Amendments..............................................89
  SECTION 12.2 Meetings of the Holders; Action by Written Consent......91


ARTICLE 13.............................................................93
  SECTION 13.1 Representations and Warranties of Institutional Trustee.93
  SECTION 13.2 Representations and Warranties of Delaware Trustee......94


ARTICLE 14.............................................................95
  SECTION 14.1 Registration Rights Agreement...........................95


ARTICLE 15.............................................................96
  SECTION 15.1 Notices.................................................96
  SECTION 15.2 Governing Law...........................................97
  SECTION 15.3 Intention of the Parties................................98
  SECTION 15.4 Headings................................................98
  SECTION 15.5 Successors and Assigns..................................98
  SECTION 15.6 Partial.................................................98
  SECTION 15.7 Counterparts............................................98

  ANNEX I                    TERMS OF SECURITIES                       I-1
  EXHIBIT A-1                FORM OF CAPITAL SECURITY CERTIFICATE     A1-1
  EXHIBIT A-2                FORM OF COMMON SECURITY CERTIFICATE      A2-1
  EXHIBIT B                  SPECIMEN OF DEBENTURE                     B-1
  EXHIBIT C                  PURCHASE AGREEMENT                        C-1

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                     SOUTHERN INVESTMENTS UK CAPITAL TRUST I

                                January 29, 1997


                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of January 29, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor established Southern Investments UK Capital Trust I (the "Trust"), a trust formed under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of January 21, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on January 21, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued;

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders (as defined herein), from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.

                  Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

     "Additional Distributions" means additional distributions payable on the Securities resulting from the payment of Additional Interest on the Debentures.

     "Additional Interest" shall have the meaning set forth in the Registration Rights Agreement.

     "Additional Sums" means additional amounts as may be necessary in order that the amount of any Distribution then due and payable by the Trust on the outstanding Capital Securities and Common Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Trust has become subject as a result of a Tax Event.


     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent, Registrar or Exchange Agent.

     "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

     "Book-Entry   Depositary"  means  Bankers  Trust  Company,   as  book-entry
depositary under the Deposit Agreement.

     "Book-Entry Interest" means a beneficial interest in a Global Capital Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

     "Business Day" means any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or Bristol, England are authorized or required by law or executive order to remain closed or (iii) a day on which the Indenture Trustee's Corporate Trust Office or Institutional Trustee's principal Corporate Trust Office is closed for business.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Capital Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Capital Securities" means, collectively, the Transfer Restricted Capital Securities and the New Capital Securities.

     "Capital Securities Guarantee" means, collectively, the Transfer Restricted Capital Securities Guarantee and the New Capital Securities Guarantee.

     "Capital Trust Voting Class" has the meaning specified in Section 2.6(a).

     "Cedel Bank" means Cedel Bank, societe anonyme.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Capital Security and which shall undertake to effect book-entry transfers and pledges of the Capital Securities and the initial Clearing Agency will be DTC.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Time" means the "Closing Time" under the Purchase Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in Section 7.1(a).

     "Common Securities Guarantee" means the guarantee agreement dated as of January 29, 1997 of the Sponsor in respect of the Common Securities.

     "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Four Albany Street, New York, New York 10006.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means Southern Investments UK plc, a public limited company incorporated under the laws of England and Wales, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

     "Debentures" means, collectively, the Transfer Restricted Debentures and the New Debentures.

     "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Definitive Capital Securities" shall have the meaning set forth in Section 7.3(c).

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Deposit Agreement" means the Deposit Agreement dated as of January 29, 1997 between the Debenture Issuer and Bankers Trust Company, as book-entry depositary.

     "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Capital Securities, a Clearing Agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

     "Direct Action" shall have the meaning set forth in Section 3.8(e).

     "Distribution"  means a distribution  payable to Holders in accordance with
Section 6.1 and Annex I hereto.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "DWAC" means Deposit and Withdrawal At Custodian Service.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Exchange Agent" has the meaning set forth in Section 7.4.

     "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Trust to exchange New Capital Securities for Transfer Restricted Capital Securities, (ii) by the Debenture Issuer to exchange New Debentures for Transfer Restricted Debentures and (iii) by the Sponsor to exchange the New Capital Securities Guarantee for the Transfer Restricted Capital Securities Guarantee.

     "Fiduciary  Indemnified  Person"  has the  meaning  set  forth  in  Section
10.4(b).

     "Fiscal Year" has the meaning set forth in Section 11.1.

     "Global Capital Securities" has the meaning set forth in Section 7.3(a).

     "Global Capital Security" has the meaning set forth in Section 7.3(a).

     "Holder" means a Person in whose name a Security is registered on the register for the Securities, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Subordinated Debenture Indenture dated as of January 29, 1997, among the Debenture Issuer, Bankers Trust Company, as Indenture Trustee, and Bankers Trust Luxembourg S.A., as paying and transfer agent, as amended from time to time.

     "Indenture Trustee" means Bankers Trust Company, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Initial Purchasers" means Lehman Brothers Inc. and J.P. Morgan Securities Inc.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as the term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Institutional Trustee" has the meaning set forth in Section 5.3(a).

     "Institutional  Trustee  Account"  has the  meaning  set  forth in  Section
3.8(c).

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Investment Company Event" has the meaning set forth in Annex I hereto.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Ministerial Action" has the meaning set forth in Annex I hereto.

     "New Capital Securities" has the meaning specified in Section 7.1(a).

     "New Capital Securities Guarantee" means the guarantee agreement to be entered in connection with the Exchange Offer by the Sponsor in respect of the New Capital Securities.

     "New Debentures" means the 8.23% Subordinated Debentures due February 1, 2027 of the Debenture Issuer issued in exchange for the Transfer Restricted Debentures pursuant to the Indenture.

     "Offering Memorandum" has the meaning set forth in Section 3.6(b).

     "Officers' Certificate" means, with respect to any Person, a certificate signed by a Director, the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary or any other officer as authorized by such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief  statement of the nature and scope of the examination
          or   investigation   undertaken  by  each  officer  in  rendering  the
          Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of or regular counsel for the Sponsor, and who shall be reasonably acceptable to the Institutional Trustee.

     "Other Capital Securities" means Capital Securities that are offered and sold to institutional accredited investors in transactions exempt from registration under the Securities Act and not made in reliance on Rule 144A or Regulation S.

     "Paying Agent" has the meaning set forth in Section 7.4.

     "Payment Amount" has the meaning set forth in Section 6.1.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Purchase Agreement" means the Purchase Agreement for the initial offering and sale of Capital Securities in the form of Exhibit C.

     "QIBs" shall mean qualified institutional buyers as defined in Rule 144A.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Registrar" has the meaning set forth in Section 7.4.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of January 29, 1997, by and among the Trust, the Debenture Issuer and the Initial Purchasers named therein, as amended from time to time.

     "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "Regular Trustee" has the meaning set forth in Section 5.1.

     "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

     "Regulation  S Global  Security"  means  any  Global  Capital  Security  or
Securities evidencing Capital Securities that are to be traded pursuant to Regulation S.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" when used with respect to the Institutional Trustee, means any Managing Director, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer in the Corporate Trust and Agency Group of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge and familiarity with the particular subject.

     "Restricted  Capital Security" means a Capital Security required by Section
9.2 to contain a Restricted Securities Legend.

     "Restricted  Definitive  Capital  Securities"  has the meaning set forth in
Section 7.3(c).

     "Restricted Global Capital Security" means any Global Capital Security or Securities evidencing Capital Securities that are to be traded pursuant to Rule 144A.

     "Restricted Securities Legend" has the meaning set forth in Section 9.2.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

     "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "Securities" or "Trust Securities" means the Common Securities and the Capital Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

     "Sponsor" means Southern Investments UK plc, a public limited company incorporated under the laws of England and Wales, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

     "Successor Delaware Trustee" shall have the meaning set forth in Section 5.7(b)(ii).

     "Successor Entity" shall have the meaning set forth in Section 3.15(b)(i).

     "Successor Institutional Trustee" has the meaning set forth in Section 3.8(f)(ii).

     "Successor Securities" shall have the meaning set forth in Section 3.15(b)(i)(B).

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Annex I hereto.

     "10% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Transfer  Restricted  Capital  Securities"  has the meaning  specified  in
Section 7.1(a).

     "Transfer Restricted Capital Securities Guarantee" means the guarantee agreement dated as of January 29, 1997, by the Sponsor in respect of the Transfer Restricted Capital Securities.

     "Transfer Restricted Debentures" means the original 8.23% Subordinated Debentures due February 1, 2027 of the Debenture Issuer issued pursuant to the Indenture.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Unrestricted Global Capital Security" has the meaning set forth in Section 9.2(b).


                                    ARTICLE 2
                               TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2       Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee, unless the Institutional Trustee is Registrar for the Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Institutional Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3       Reports by the Institutional Trustee.

                  Within 60 days after December 15 of each year, commencing December 15, 1997, the Institutional Trustee shall provide to the Holders of the Capital Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

SECTION 2.4       Periodic Reports to Institutional Trustee.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as are required by ss. 314 (if any) and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314(a)(4) of the Trust Indenture Act, such compliance certificate to be delivered annually on or before 120 days after the end of each fiscal year of the Sponsor.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)
(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6       Events of Default; Waiver.

                  (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of (A) greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") or (B) each holder of such securities affected thereby to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of, in the case of (A), the Holders of Securities in the Capital Trust Voting Class (as defined below) representing such relevant Super Majority or, in the case of (B), each Holder in the Capital Trust Voting Class affected thereby.

The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  The Holders of a Majority in liquidation amount of the Capital Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee, including the right to direct the Institutional Trustee to exercise the remedies available to it as holder of the Debentures; provided, however, that the Holders of the Capital Securities will vote as a single class (the "Capital Trust Voting Class") with respect to certain rights to direct the Institutional Trustee described in Annex I hereto.

                  (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of (A) a Super Majority or
         (B) each Holder of such securities affected thereby to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of, in the case of (A), the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding or, in the case of (B), each Holder of the Common Securities affected thereby;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7       Event of Default; Notice.

                  (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

     (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

               (i)  a  default  under  Sections   5.01(a)  and  5.01(b)  of  the
          Indenture; or

                  (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                    ARTICLE 3
                                  ORGANIZATION

SECTION 3.1       Name.

                  The Trust is named "Southern Investments UK Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2       Office.

                  The address of the principal office of the Trust is Southern Investments UK Capital Trust I, c/o Bankers Trust (Delaware), 1001 Jefferson Street, Suite 550, Wilmington, Delaware 19801-1457. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3       Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4       Authority.

                  Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5       Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.


SECTION 3.6       Powers and Duties of the Regular Trustees.

                  The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that except, in the case of (i) and (ii), as contemplated in Section 7.1(a), (i) the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities at any Closing Time,

     (b) in connection with the issue and sale of the Capital Securities and the consummation of the Exchange Offer, at the direction of the Sponsor, to:

                  (i) execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Transfer Restricted Capital Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act, to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), and in offshore transactions complying with Rule 903 or Rule 904 of Regulation S, and to execute and file with the Commission, at such time as determined by the Sponsor, any Registration Statement, including any amendments thereto, as contemplated by the Registration Rights Agreement;

                             (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                             (iii) at the direction of the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of the Capital Securities;

               (iv) to execute and deliver  letters,  documents,  or instruments
          with  DTC  and  other  Clearing   Agencies  relating  to  the  Capital
          Securities;

                  (v) if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act; and

               (vi) execute and enter into the Purchase Agreement and the Registration Rights Agreement providing for the sale of the Capital Securities;

                  (c) to acquire the Transfer Restricted Debentures with the proceeds of the sale of the Transfer Restricted Capital Securities and the Common Securities and to exchange the Transfer Restricted Debentures for a like principal amount of New Debentures, pursuant to the Exchange Offer; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

     (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities set forth in the Securities Certificates and Annex I hereto;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by ss. 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Institutional Trustee;

                  (m) to give prompt written notice to the Institutional Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

                  (q) to take all action necessary to consummate the Exchange Offer or otherwise cause the Capital Securities to be registered pursuant to an effective registration statement in accordance with the provisions of the Registration Rights Agreement; and

                  (r) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                  The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3 or adversely affects the interests of the Holders.

                  Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in
Section 3.8.

                  Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7       Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. The Trust shall not and the Trustees in their capacities as Trustees for the Trust shall not:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall promptly distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any investments, other than investments represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

               (vii) incur any indebtedness for borrowed money; or

               (viii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Debentures,
          (B) waive any past default that is waivable under the applicable provisions of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures or this Declaration in each case where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such action will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.8       Powers and Duties of the Institutional Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee or the Book-Entry Depositary in trust for the benefit of the Holders. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

                  (c)        The Institutional Trustee shall:

                    (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                    (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Common Securities to the extent the Debentures are redeemed or mature; and

                    (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

                  (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

                  (e) Subject to Section 3.9(a), the Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act and if such Institutional Trustee shall have failed to take such Legal Action, the Holders of the Capital Securities may, to the extent permitted by applicable law, take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Capital Securities, without first proceeding against the Institutional Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may, pursuant to the relevant provisions of the Indenture, directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f) The Institutional Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities set forth in the Securities Certificates and Annex I hereto; or

                  (ii) a successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Institutional Trustee").

                  (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Institutional Trustee shall be authorized to undertake any actions set forth in ss. 317(a) of the Trust Indenture Act.

                  (i) For such time as the Institutional Trustee is the Paying Agent, the Institutional Trustee may authorize one or more Persons acceptable to the Regular Trustees to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Institutional Trustee at any time the Institutional Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Institutional Trustee while the Institutional Trustee is so acting as Paying Agent.

                  (j) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

                  (k) The Institutional Trustee shall give prompt written notice to the holders of the Securities of any notice received by it from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

                  The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Institutional Trustee.

                  (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default under this Declaration that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                             (A) the duties and obligations of the Institutional
                  Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration or the Securities against the Institutional Trustee; and

                             (B) in the absence of bad faith on the part of the
                  Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10      Certain Rights of Institutional Trustee.

                  (a)        Subject to the provisions of Section 3.9:

                    (i) the  Institutional  Trustee  may  conclusively  rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                    (ii) any  direction  or act of the  Sponsor  or the  Regular
               Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                    (iii) whenever in the  administration  of this  Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                    (iv) the Institutional  Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                    (v) the  Institutional  Trustee may consult  with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                    (vi) the Institutional  Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                    (vii) the  Institutional  Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                    (viii) the  Institutional  Trustee  may  execute  any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (ix) any action  taken by the  Institutional  Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                    (x) whenever in the  administration  of this Declaration the
               Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                    (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                    (xii) the Institutional  Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11      Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss.3807 of the Business Trust Act.

SECTION 3.12      Execution of Documents.

                  Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, each Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14      Duration of Trust.

                  The Trust, unless terminated pursuant to the provisions of
Article 8 hereof, shall have existence up to December 31, 2027.

SECTION 3.15      Mergers.

                  (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c).

                  (b) The Trust may, at the request of the Sponsor, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders, the Delaware Trustee or the Institutional Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                    (i) such successor entity (the "Successor Entity") either:

                         (A) expressly assumes all of the obligations of the Trust under the Securities; or

                         (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                    (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

                    (iii) the Successor  Securities  that are issued in place of the Capital Securities are listed, or any such Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted;

                    (iv) such merger, consolidation,  amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                    (v) such merger, consolidation,  amalgamation,  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                    (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                    (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor and the Institutional Trustee have received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                         (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                         (B) following such merger, consolidation, amalgamation,
                    replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                         (C) following such merger, consolidation, amalgamation,
                    replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will be treated as a grantor trust for United States income tax purposes; and

                    (viii) the Sponsor or any  permitted  successor  or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.


                                    ARTICLE 4
                                     SPONSOR

SECTION 4.1       Sponsor's Purchase of Common Securities.

                  At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Transfer Restricted Capital Securities are issued and sold.

SECTION 4.2       Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare the Offering Memorandum and to prepare for filing by the Trust with the Commission any Registration Statement, including any amendments thereto as contemplated by the Registration Rights Agreement;

                  (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (c) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Capital Securities;

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of the Purchase Agreement and the Registration Rights Agreement providing for the sale of the Capital Securities.

SECTION 4.3       Right to Proceed.

                  The Sponsor acknowledges the rights described in Section 3.8(e) hereof and Section 5 of Annex I hereto of the Holders of Capital Securities, in the event that a failure of the Trust to pay Distributions on the Capital Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                                    ARTICLE 5
                                    TRUSTEES

SECTION 5.1       Number of Trustees: Appointment of Co-Trustee.

                  The number of Trustees initially shall be four (4), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Regular Trustees shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Institutional Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Institutional Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2       Delaware Trustee.

                  If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section
3.11 shall have no application.

SECTION 5.3       Institutional Trustee; Eligibility.

                  (a) There shall at all times be one Trustee (the "Institutional Trustee") which shall act as Institutional Trustee which shall:

                  (i)        not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

                  (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

                  (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  (e)        The initial Institutional Trustee shall be:
                             Bankers Trust Company
                             Four Albany Street
                             New York, New York 10006
                             Attention:     Corporate Trust and Agency Group
                                            Manager Public Utilities Group

SECTION 5.4 Certain Qualifications of Regular Trustees and Delaware Trustee Generally.

                  Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5       Regular Trustees.

                  The initial Regular Trustees shall be:

                                      Wayne Boston
                                      Richard Childs

                  (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                  (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; and

                  (c) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

SECTION 5.6       Delaware Trustee.

                  The initial Delaware Trustee shall be:

                             Bankers Trust (Delaware)
                             1001 Jefferson Street
                             Suite 550
                             Wilmington, Delaware  19801-1457

SECTION 5.7       Appointment, Removal and Resignation of Trustees.

                  (a) Subject to Section 5.7(b) of this Declaration and to
Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                    (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                    (ii) unless an Event of Default  shall have  occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                    (iii) if an Event of  Default  shall  have  occurred  and be continuing after the issuance of the Securities, with respect to the Institutional Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of Holders of the Capital Securities.

                  (b) (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, Sponsor, the Delaware Trustee and the Institutional Trustee being removed; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Institutional Trustee, the Delaware Trustee being removed and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                    (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Regular Trustees, the Delaware Trustee, the Sponsor and the resigning Institutional Trustee; or

                    (B) until  the  assets  of the  Trust  have been  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Regular Trustees, the Institutional Trustee, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.7.

                  (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or successor Delaware Trustee, as the case may be.

SECTION 5.8       Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9       Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of an Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.10      Meetings.

                  If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.11      Delegation of Power.

                  (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.12      Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Institutional Trustee or the Delaware Trustee or any Regular Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                    ARTICLE 6
                                  DISTRIBUTIONS

SECTION 6.1       Distributions.

                  Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities and Annex I hereto. If and to the extent that the Debenture Issuer makes a payment of interest (including compounded interest), Additional Amounts (as defined in the Indenture), premium and/or principal on the Debentures held by the Institutional Trustee or Additional Interest (as defined in the Registration Rights Agreement) or any payments of Additional Sums (the amount of any such payments being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                    ARTICLE 7
                             ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding Securities.

                  (a) The Regular Trustees shall on behalf of the Trust issue one class of capital securities representing undivided preferred beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Transfer Restricted Capital Securities") and one class of common securities representing undivided common beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Regular Trustees shall on behalf of the Trust issue one class of capital securities representing undivided preferred beneficial interests in the Trust having such terms as set forth in Annex I (the "New Capital Securities") in exchange for Transfer Restricted Capital Securities accepted for exchange in the Exchange Offer or issued pursuant to a Registration Statement, which New Capital Securities shall not bear the legends required by Section 9.2(i) unless the Holder of such Transfer Restricted Capital Securities is either (A) a broker-dealer who purchased such Transfer Restricted Capital Securities directly from the Trust for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Transfer Restricted Capital Securities or (C) a Person who is an affiliate (as defined in Rule 144A) of the Trust. The Trust shall issue no securities or other interests in the assets of the Trust other than the Securities.

                  (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

                  (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2       Execution and Authentication.

                  (a) The Securities shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

                  (b) One Regular Trustee shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

                  A Capital Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

                  Upon a written order of the Trust signed by one Regular Trustee, the Institutional Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

                  The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.3       Form and Dating.

                  The Capital Securities and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

                  (a) Global Securities. Securities offered and sold to QIBs in reliance on Rule 144A, as provided in the Purchase Agreement, shall be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the global legend and Restricted Securities Legend set forth in Exhibit A-1 hereto (the "Restricted Global Capital Securities") or in the form of Regulation S Global Capital Securities (together with the Restricted Global Capital Securities, the "Global Capital Securities"), which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Institutional Trustee, at its New York office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided. The number of Capital Securities represented by the Global Capital Securities may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee and the Clearing Agency or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Capital Security and such other Capital Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

                  The Trust shall execute and the Institutional Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Capital Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency pursuant to such Clearing Agency's written instructions or held by the Institutional Trustee as custodian for the Clearing Agency.

                  Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Capital Security held on their behalf by the Clearing Agency or by the Institutional Trustee as the custodian of the Clearing Agency or under such Global Capital Security, and the Clearing Agency may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Capital Security.

                  (c) Definitive Capital Securities. Except as provided in
Section 7.9, owners of beneficial interests in a Global Capital Security will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities"). Purchasers of Other Capital Securities who are "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) will receive Capital Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Capital Securities"); provided, however, that upon transfer of such Restricted Definitive Capital Securities to a QIB, such Restricted Definitive Capital Securities will, unless the Global Capital Security has previously been exchanged, be exchanged for an interest in a Global Capital Security pursuant to the provisions of Section 9.2. Restricted Definitive Capital Securities will bear the Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with this Section 7.3 or
Section 9.2.

     (d) Authorized Denominations. The Capital Securities are issuable only in denominations of $1,000 and any integral multiple thereof.

SECTION 7.4       Registrar, Paying Agent and Exchange Agent.

                  The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional exchange agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees and the Sponsor. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Exchange Agent for the Common Securities.

                  The Trust initially appoints the Institutional Trustee as Registrar, Paying Agent, and Exchange Agent for the Capital Securities.

SECTION 7.5       Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Institutional Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Institutional Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Institutional Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Institutional Trustee may require a Paying Agent to pay all money held by it to the Institutional Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Institutional Trustee and to account for any money disbursed by it. Upon payment over to the Institutional Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6       Replacement Securities.

                  If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Institutional Trustee, the Trust shall issue and the Institutional Trustee shall authenticate a replacement Security if the Institutional Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Institutional Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

                  Every replacement Security is an additional beneficial interest in the assets of the Trust.

SECTION 7.7       Outstanding Capital Securities.

                  The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Institutional Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                  If a Capital Security is replaced, paid or purchased pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Institutional Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

                  If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

                  A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.8       Capital Securities in Treasury.

                  In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Institutional Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Institutional Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9       Temporary Securities.

                  (a) Until Definitive Securities are ready for delivery, the Trust may prepare and the appropriate Trustee or Trustees shall execute and, in the case of the Capital Securities, the Institutional Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

                  (b) Except in connection with a transfer to a purchaser of Other Capital Securities, a Global Capital Security deposited with the Clearing Agency or with the Institutional Trustee as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of certificated Capital Securities only if such transfer complies with
Section 9.2 and (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of certificated Capital Securities.

                  (c) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of certificated Capital Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Institutional Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the appropriate Trustee or Trustees shall execute any such Global Capital Security and the Institutional Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Capital Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct. Any Capital Security in the form of certificated Capital Securities delivered in exchange for an interest in the Restricted Global Capital Security shall, except as otherwise provided by Sections 7.3 and 9.1, bear the Restricted Securities Legend set forth in Exhibit A-1 hereto.

                  (d) Subject to the provisions of Section 7.9(c), the Holder of a Global Capital Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

                  (e) In the event of the occurrence of any of the events specified in Section 7.9(b), the Trust will promptly make available to the Institutional Trustee a reasonable supply of certificated Capital Securities in fully registered form without distribution coupons.

SECTION 7.10      Cancellation.

                  The Trust at any time may deliver Capital Securities to the Institutional Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Institutional Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Institutional Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Capital Securities as the Trust directs, provided that the Institutional Trustee shall not be obligated to destroy Capital Securities. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Institutional Trustee for cancellation or that any holder has exchanged.

SECTION 7.11      CUSIP Numbers.

                  The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Institutional Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Institutional Trustee of any change in the CUSIP numbers.


                                    ARTICLE 8
                              TERMINATION OF TRUST

SECTION 8.1       Termination of Trust.

     (a) The Trust shall automatically terminate upon the earliest to occur of:

               (i) upon the bankruptcy of the Sponsor;

               (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's Memorandum and Articles of Association and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

               (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

               (v) when all of the Debentures shall have been distributed to the Holders of the Securities in exchange for all of the Securities in accordance with the terms thereof; or

               (vi) the expiration of the term of the Trust provided in Section 3.14.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article 10 shall survive the termination of the Trust.


                                    ARTICLE 9
                              TRANSFER OF INTERESTS

SECTION 9.1       Transfer of Securities.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  (b) Subject to this Article 9, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any security not made in accordance with this Declaration shall be null and void.

     (c) The Sponsor may not transfer the Common Securities except to its Affiliate or any permitted successor under the Indenture.

                  (d) The Regular Trustees shall provide for the registration of Capital Securities and of the transfer of Capital Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Capital Securities, the Regular Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Capital Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees and the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Capital Security surrendered for registration of transfer shall be canceled by the Institutional Trustees. A transferee of a Capital Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Capital Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.2       Transfer Procedures and Restrictions.

                  (a) General. Except as otherwise provided in Section 9.2(b), if Capital Securities are issued upon the transfer, exchange or replacement of Capital Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Capital Securities, the Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Institutional Trustee such satisfactory evidence, which shall include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Sponsor and the Institutional Trustee, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule
144. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

                  (b) Transfers After Effectiveness of a Registration Statement. After the effectiveness of a Registration Statement with respect to any Capital Securities, all requirements pertaining to legends on such Capital Securities will cease to apply, and beneficial interests in a Capital Security in global form without legends will be available to transferees of such Capital Securities, upon exchange of the transferring holder's Restricted Definitive Capital Security or directions to transfer such Holder's beneficial interest in the Global Capital Security. No such transfer or exchange of a Restricted Definitive Capital Security or of an interest in the Global Capital Security shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1. Except as otherwise provided in Section 9.2(m), after the effectiveness of a Registration Statement, the Trust shall issue and the Institutional Trustee, upon a written order of the Trust signed by one Regular Trustee, shall authenticate a Capital Security in global form without the Restricted Securities Legend (the "Unrestricted Global Capital Security") to deposit with the Clearing Agency to evidence transfers of beneficial interests from the (i) Global Capital Security and (ii) Restricted Definitive Capital Securities.

     (c) Transfer and Exchange of Definitive Capital Securities. When Definitive Capital Securities are presented to the Registrar

     (x) to register the transfer of such Definitive Capital Securities; or

     (y) to exchange such Definitive Capital Securities for an equal number of Definitive Capital Securities,the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (ii) in the case of Definitive Capital Securities that are Restricted Definitive Capital Securities:

                             (A) if such Restricted Capital Securities are being
                  delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                             (B) if such Restricted Capital Securities are being
                  transferred: (i) a certification from the transferor in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1, and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

     (d) Special Transfer Provisions.

                  (i) At any time at the request of the beneficial holder of a Capital Security in global form, such beneficial holder shall be entitled to obtain a definitive Capital Security upon written request to the Institutional Trustee in accordance with the standing instructions and procedures existing between the Clearing Agency and the Institutional Trustee for the issuance thereof. Any transfer of a beneficial interest in a Capital Security in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Capital Security or Securities registered in the name of the transferee (or its nominee) on the books maintained by the Security Registrar. With respect to any such transfer, the Institutional Trustee will cause, in accordance with the standing instructions and procedures existing between the Clearing Agency and the Institutional Trustee, the aggregate liquidation amount of the Global Capital Security to be reduced and, following such reduction, the Institutional Trustee will cause Definitive Capital Securities in the appropriate aggregate liquidation amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Declaration to be delivered. In connection with any such transfer, the Institutional Trustee may request such representations and agreements relating to the restrictions on transfer of such Capital Securities from such transferee (or such transferee's nominee) as the Institutional Trustee may reasonably require.

                  (ii) So long as the Capital Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Capital Security to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Capital Security being so transferred, together with a certification from the transferor that the transferor reasonably believes the transferee is a QIB (or other evidence satisfactory to the Institutional Trustee), the Institutional Trustee shall make an endorsement on the Restricted Global Capital Security to reflect an increase in the aggregate liquidation amount of the Restricted Global Capital Security, and the Institutional Trustee shall cancel such definitive Capital Security and cause, in accordance with the standing instructions and procedures existing between the Clearing Agency and the Institutional Trustee, the aggregate liquidation amount of Capital Securities represented by the Restricted Global Security to be increased accordingly.

                  (iii) So long as the Capital Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Capital Security in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Capital Security or Capital Securities being so transferred, together with a certification from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Institutional Trustee), the Institutional Trustee shall make or direct the custodian to make, an endorsement on the Regulation S Global Security to reflect an increase in the aggregate liquidation amount of the Capital Securities represented by the Regulation S Global Security, and the Institutional Trustee shall cancel such definitive Capital Security or Capital Securities and cause or direct the Clearing Agency to cause, in accordance with the standing instructions and procedures existing between the Clearing Agency and the Institutional Trustee, the aggregate liquidation amount of Capital Securities represented by the Regulation S Global Security to be increased accordingly.

                  (iv) If a holder of a beneficial interest in the Restricted Global Security wishes at any time to exchange its interest in the Restricted Global Security for an interest in the Regulation S Global Security, or to transfer its interest in the Restricted Global Security to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Security, such holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Institutional Trustee, as transfer agent of (1) instructions given in accordance with the Clearing Agency's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Security, directing the Institutional Trustee (via
         DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency procedures containing information regarding the Euroclear or Cedel Bank account to be credited with such increase and the name of such account, and (3) a certificate given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Institutional Trustee), the Institutional Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Clearing Agency (via DWAC), its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Security by the aggregate liquidation amount of the beneficial interest in such Restricted Global Security to be so exchanged or transferred from the relevant participant, and the Institutional Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the liquidation amount of such Regulation S Global Security by the aggregate liquidation amount of the beneficial interest in such Restricted Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel Bank or another agent member of Euroclear or Cedel Bank or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Security equal to the reduction in the liquidation amount of such Restricted Global Security.

                  (v) If a holder of a beneficial interest in the Regulation S Global Security wishes at any time to exchange its interest in the Regulation S Global Security for an interest in the Restricted Global Security, or to transfer its interest in the Regulation S Global Security to a person who wishes to take delivery thereof in the form of an interest in the Restricted Global Security, such holder may, subject to the rules and procedures of Euroclear or Cedel Bank and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Restricted Global Security. Upon receipt by the Institutional Trustee, as transfer agent of (1) instructions given in accordance with the procedures of Euroclear or Cedel Bank and the Clearing Agency, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Security directing the Institutional Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Security in an amount equal to the beneficial interest in the Regulation S Global Security to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel Bank and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Restricted Period, a certificate given by the holder of such beneficial interest and stating that the person transferring such interest in such Regulation S Global Security reasonably believes that the person acquiring such interest in the Restricted Global Security is a QIB and is obtaining such beneficial interest in a on meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction (or other evidence satisfactory to the Institutional Trustee), the Institutional Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Security by the aggregate liquidation amount of the beneficial interest in such Regulation S Global Security to be exchanged or transferred, and the Institutional Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the custodian for the Clearing Agency, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the liquidation amount of the Restricted Global Security by the aggregate liquidation amount of the beneficial interest in the Regulation S Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the liquidation amount of the Regulation S Global Security. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 9.2(d) (v) will no longer apply to such exchanges and transfers.

                  (vi) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (vii) Prior to one year commencing on the later of the commencement of the offering of the Capital Securities and the Closing Date (the "Restricted Period"), beneficial interests in a Regulation S Global Security may only be held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Citibank, N.A., as facilitator for Cedel Bank's access to DTC or another agent member of Euroclear and Cedel Bank acting for and on behalf of them unless delivery is made through the Restricted Global Security in accordance with the certification requirements hereof. During the Restricted Period, interests in the Regulation S Global Security, may be exchanged for interests in the Restricted Global Security or for definitive Securities only in accordance with the certification requirements described above.

                  (e) Transfer and Exchange of Global Capital Securities. Subject to Section 9.02(f), the transfer and exchange of Global Capital Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

     (f) Transfer of a Beneficial Interest in a Global Capital Security for a Definitive Capital Security.

                  (i) Any Person having a beneficial interest in a Global Capital Security may upon request, but only upon 20 days prior notice to the Institutional Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same number of Capital Securities. Upon receipt by the Institutional Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Global Capital Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Restricted Capital Security and a certification from the transferor (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Institutional Trustee will cause the aggregate number of Capital Securities represented by Global Capital Securities to be reduced on its books and records and, following such reduction, the Trust will execute and the Institutional Trustee will authenticate and make available for delivery to the transferee a Definitive Capital Security.

                  (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this
         Section 9.2(f) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Institutional Trustee in writing. The Institutional Trustee shall deliver such Capital Securities to the persons in whose names such Capital Securities are so registered in accordance with such instructions of the Clearing Agency.

                  (g) Restrictions on Transfer and Exchange of Global Capital Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (h) of this Section 9.2), a Global Capital Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

     (h) Authentication of Definitive Capital Securities. If at any time:

               (i) there occurs a Default or an Event of Default which is continuing, or

               (ii)  the   Trust,   in  its  sole   discretion,   notifies   the
          Institutional Trustee in writing that it elects to cause the issuance of Definitive Capital Securities under this Declaration,

then the Trust will execute, and the Institutional Trustee, upon receipt of a written order of the Trust signed by one Regular Trustee requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of Capital Securities represented by the Global Capital Securities, in exchange for such Global Capital Securities.

                  (i)        Legend.

                  (i) Except as permitted by the following paragraph (ii), each Capital Security certificate evidencing the Global Capital Securities and the Definitive Capital Securities (and all Capital Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SOUTHERN INVESTMENTS UK PLC (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JANUARY 23, 1997, AND (iii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  (ii) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by a Global Capital Security) pursuant to an effective registration statement under the Securities Act or pursuant to Regulation S or Rule 144 under the Securities Act after such registration statement ceases to be effective:

                             (A) in the case of any Restricted Capital Security
                  that is a Definitive Capital Security, the Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Capital Security; and

                             (B) in the case of any Restricted Capital Security
                  that is represented by a Global Capital Security, the Registrar shall permit the Holder of such Global Capital Security to exchange such Global Capital Security for another Global Capital Security that does not bear the Restricted Securities Legend.

                  (j) Cancellation or Adjustment of Global Capital Security. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Institutional Trustee for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the custodian for such Global Capital Security) with respect to such Global Capital Security, by the Institutional Trustee or the Securities Custodian, to reflect such reduction.

     (k) Obligations with Respect to Transfers and Exchanges of Capital Securities.

                  (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Institutional Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

                  (iv) Prior to the due presentation for registrations of transfer of any Capital Security, the Trust, the Institutional Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Institutional Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Capital Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such transfer or exchange.

                  (l)        No Obligation of the Institutional Trustee.

                  (i) The Institutional Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of beneficial owners in any Global Capital Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Institutional Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

                  (ii) The Institutional Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     (m) Exchange of Transfer Restricted Capital Securities for New Capital Securities. The Transfer Restricted Capital Securities may be exchanged for Exchange Securities pursuant to the terms of the Exchange Offer. The Trustee shall make the exchange as follows:

     The Sponsor shall present the Institutional Trustee with an Officers' Certificate certifying the following:

               (A)  upon   issuance   of  the  New   Capital   Securities,   the
                    transactions contemplated by the Exchange Offer have been consummated; and

               (B) the number of Transfer Restricted Capital Securities properly tendered in the Exchange Offer that are represented by a Global Capital Security and the number of Transfer Restricted Capital Securities properly tendered in the Exchange Offer that are represented by Definitive Capital Securities, the name of each Holder of such Definitive Capital Securities, the liquidation amount of Capital Securities properly tendered in the Exchange Offer by each such Holder and the name and address to which Definitive Capital Securities for New Capital Securities shall be registered and sent for each such Holder.

                  The Institutional Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel to the effect that the New Capital Securities have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (iii) a Company Order, shall authenticate (A) a Global Capital Security for New Capital Securities in aggregate liquidation amount equal to the aggregate liquidation amount of Transfer Restricted Capital Securities represented by a Global Capital Security indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Capital Securities representing New Capital Securities registered in the names of, and in the liquidation amounts indicated in such Officers' Certificate.

                  If, upon consummation of the Exchange Offer, less than all the outstanding Transfer Restricted Capital Securities shall have been properly tendered and not withdrawn, the Institutional Trustee shall make an endorsement on the Global Capital Security for Transfer Restricted Capital Securities indicating the reduction in the number and aggregate liquidation amount represented thereby as a result of the Exchange Offer.

                  The Trust shall deliver such Definitive Capital Securities for New Capital Securities to the Holders thereof as indicated in such Officers' Certificate.

                  (n) Minimum Transfers. Transfer Restricted Capital Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount until such Transfer Restricted Capital Securities are registered pursuant to an effective registration statement filed under the Securities Act.

SECTION 9.3       Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

         SECTION 9.4         Book-Entry Interests.

                  Global Capital Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in Section 9.2 and Section 7.9. Unless and until definitive, fully registered Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Section 9.2 or Section 7.9:

               (a) the provisions of this Section 9.4 shall be in full force and effect;

               (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

                  (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

                  (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book-entry transfers among the Clearing Agency Participants.

SECTION 9.5       Notices to Clearing Agency.

                  Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Capital Securities to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.6       Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.


                                   ARTICLE 10
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1      Liability.

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets, including the fees and expenses of the Trustees and any taxes and all costs and expenses with respect thereto, to which the Trust may become subject, except for United States withholding taxes.

     (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2      Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3      Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4      Indemnification.

                  (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this
         Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (b) The Sponsor agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, agents and employees of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 10.5      Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE 11
                                   ACCOUNTING

SECTION 11.1      Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2      Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

                  (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders and the Institutional Trustee, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations.

                  (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3      Banking.

                  The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4      Withholding.

                  The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                                     ARTICLE 12
                             AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Regular Trustees, the Institutional Trustee and the Delaware Trustee.

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless the Regular Trustees shall have first received:

               (A) either a ruling from the Internal Revenue Service or a written opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States federal income tax purposes as a corporation or a partnership and to the effect that the Trust will not be treated as other than a grantor trust for purposes of United States federal income taxation on account of such amendment; and

               (B) a written opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an "investment company" which is required to be registered under the Investment Company Act, and


          (iii) to the extent the result of such amendment would be to:

               (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

     (c) At such time  after the Trust has  issued any  Securities  that  remain
outstanding,   any  amendment  that  would  (i)  adversely  affect  the  rights, privileges or preferences of any Holder of Securities or (ii) affect the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

     (f) The rights of the holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of each Holder of the Common Securities;

     (g) Sections 4.1 and 10.1(b) shall not be amended without the consent of the Sponsor; and

     (h) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i) cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) preserve the status of the Trust as a grantor trust for United Stated federal income tax purposes; and

          (v) conform to changes in, or a change in interpretation or application of, certain Investment Company Act requirements by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the holders of Trust Securities.

provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2 Meetings of the Holders; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more notice in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE 13
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Institutional Trustee.

                  The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

                  (a) The Institutional Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) The execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee and constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) The execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

                  (d) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

SECTION 13.2      Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

                  (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE 14
                               REGISTRATION RIGHTS

SECTION 14.1      Registration Rights Agreement.

                  The Holders of the Capital Securities, the Debentures and the Capital Securities Guarantee (collectively, the "Registrable Securities") are entitled to the benefits of the Registration Rights Agreement.


                                   ARTICLE 15
                                  MISCELLANEOUS

SECTION 15.1      Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders)and to the Debenture Issuer:

             Southern Investments UK plc
             800 Park Avenue, Aztec West
             Almondsbury, Bristol P512
             45E England
             Attention:     Charl Oosthuizen

                      and

             Southern Investments UK Capital Trust I
             c/o Southern Company Services, Inc.
             64 Perimeter Center East
             Atlanta, Georgia  30346-6401
             Attention:  Wayne Boston or Richard Childs, as Regular Trustees

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                             Bankers Trust (Delaware)
                             1001 Jefferson Street
                             Suite 550
                             Wilmington, Delaware  19801-1457
                             Attention: Lisa Wilkins

                  (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders):

                             Bankers Trust Company
                             Four Albany Street
                             New York, New York 10006
                             Attention:     Corporate Trust and Agency Group
                                            Manager Public Utilities Group

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                             Southern Investments UK plc
                             800 Park Avenue, Aztec West
                             Almondsbury, Bristol 8512
                             45E England
                             Attention:     Charl Oosthuizen

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2      Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.3      Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4      Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5      Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6      Partial.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7      Counterparts.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Sponsor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned has caused this Declaration to be executed as of the day and year first above written.


                               ----------------------------------
                               Wayne Boston, as Regular Trustee


                               ----------------------------------
                               Richard Childs, as Regular Trustee


                               BANKERS TRUST (DELAWARE),
                               as Delaware Trustee


                               By:
                               Name:
                               Title:


                                BANKERS TRUST COMPANY,
                                as Institutional Trustee


                                By:
                                Name:
                                Title:


                               SOUTHERN INVESTMENTS UK plc,
                               as Sponsor


                               By:
                               Name:
                               Title:

                                     ANNEX I


                                    TERMS OF
                8.23% TRANSFER RESTRICTED/NEW CAPITAL SECURITIES
                             8.23% COMMON SECURITIES


                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of January 29, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below in Section 2(c) of this Annex I):

                  1.       Designation and Number.

                  (a) Capital Securities. 82,000 Transfer Restricted Capital Securities of the Trust and 82,000 New Capital Securities of the Trust, each with an aggregate liquidation amount with respect to the assets of the Trust of eighty-two million dollars ($82,000,000), and each with a liquidation amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "8.23% Transfer Restricted Capital Securities" and "8.23% New Capital Securities", respectively (collectively, the "Capital Securities"). The certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

                  (b) Common Securities. 2,537 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of two million five hundred thirty-seven thousand dollars ($2,537,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "8.23% Common Securities" (the "Common Securities" and, together with the Capital Securities, the "Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.


                  2.       Distributions.

                  (a) Distributions payable on each Security will be fixed at a rate per annum of 8.23% (the "Coupon Rate") of the liquidation amount of $1,000 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one semi-annual period will bear additional distributions thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). Pursuant to the Registration Rights Agreement, in certain limited circumstances the Debenture Issuer will be required to pay Additional Interest with respect to the Debentures, and corresponding Additional Distributions shall become payable on the Securities. The term "Distributions", as used herein, includes distributions on the Securities at the Coupon Rate (including any Additional Sums, any Additional Amounts (as defined in the Indenture) and any amounts payable on distributions in arrears) and Additional Distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds on hand legally available therefor.

                  (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from January 29, 1997, and will be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 1997 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full semi-annual period for which distributions are computed on the basis of the actual number of days elapsed in such a 30-day month. As long as the Debenture Issuer is not in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for consecutive periods not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. As a consequence of extension, distributions will also be deferred. Despite such deferral, semi-annual distributions will continue to accumulate with additional Distributions thereon at the Coupon Rate compounded semi-annually to the extent permitted by applicable law during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 10 consecutive semi-annual periods, or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Company may also pay on any Interest Payment Date (as defined in the Indenture) all or any portion of the interest accrued during an Extension Period.

                  (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be 15 days prior to the relevant Distribution Date, which Distribution Dates correspond to the Interest Payment Dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Securities will be made as described under the heading "Description of the Capital Securities -- Form, Denomination, Book-Entry Procedures and Transfer" in the Offering Memorandum dated January 23, 1997, of the Debenture Issuer and the Trust relating to the Securities and the Debentures. Payments in respect of Capital Securities held in certificated form will be made by check mailed to the Person entitled thereto. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date, if any, or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

                  3.       Liquidation Distribution Upon Dissolution.

                  The Sponsor will have the right at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust, if any, cause the Debentures to be distributed to the holders of Capital Securities in liquidation of the Trust. This right is optional and wholly within the discretion of the Sponsor.

                  In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust or if the Sponsor otherwise gives notice of its election to terminate the Trust as provided above, subject to the provisions of Section 4(e), the Trust shall be liquidated by the Regular Trustees as expeditiously as the Regular Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders on a Pro Rata basis an amount equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution") unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Securities, shall be distributed on a Pro Rata basis to the holders of the Capital Securities and Common Securities in exchange therefor.

                  On and from the date fixed by the Regular Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, and (ii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in the amount of Debentures corresponding to the aggregate liquidation amount of such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissue.

                  If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

                  4.       Redemption and Distribution.

                  (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment shall be simultaneously applied by the Institutional Trustee to redeem on a Pro Rata basis Securities having an aggregate liquidation amount equal to the aggregate principal amount of Debentures so repaid or redeemed at a price (the "Redemption Price") equal to the applicable repayment price or redemption price of the Debentures so repaid or redeemed. The Securities shall be redeemed on the date (the "Redemption Date") fixed for redemption or repayment of the Debentures, as the case may be.

                  If fewer than all the outstanding Securities are to be so redeemed, the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be determined as described in Section 4(e)(ii) below.

                  If a partial redemption of the Capital Securities would result in the delisting of the Capital Securities by any national securities exchange or other organization on which the Capital Securities are then listed, the Company pursuant to the Indenture will only redeem the Debentures in whole and, as a result, the Trust may only redeem the Capital Securities in whole.

                  The Trust may not redeem fewer than all the outstanding securities unless all accrued and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the Redemption Date.

                  (b) The Debenture Issuer shall have the right under the terms of the Indenture to redeem the Debentures in whole or in part, at its option on or after February 1, 2007, at a redemption price equal to the percentages specified below of the principal amount of the Debentures to be redeemed, plus any accrued and unpaid interest, to the Redemption Date, including interest accrued during any Extension Period if redeemed during the 12-month period beginning February 1 of the years indicated below:

              Year                                        Percentage
              ----                                        ----------
              2007                                        104.115%
              2008                                        103.704
              2009                                        103.292
              2010                                        102.881
              2011                                        102.469
              2012                                        102.058
              2013                                        101.646
              2014                                        101.235
              2015                                        100.823
              2016                                        100.412
              2017 and thereafter                         100.000

                  (c) The Debenture Issuer will also have the right to redeem the Debentures at any time prior to February 1, 2007 upon the occurrence and continuation of a Special Event (as defined below) at a redemption price equal to or the greater of (i) the amount equal to 100% of the principal amount of the Debentures being redeemed or (ii) the amount equal to the sum of the present values of the remaining scheduled payments of principal of and premium and interest on the Debentures being redeemed through February 1, 2007 discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 110 basis points, in the case of such a redemption before February 1, 1998 and the Treasury Yield plus 50 basis points, in the case of such a redemption on or after February 1, 1998 but prior to February 1, 2007, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Debentures to the Redemption Date, including interest accrued during any Extension Period.

     "Special Event" means a Tax Event or an Investment Company Event.

                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States, the United Kingdom or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after January 23, 1997, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal or United Kingdom income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Debenture Issuer for United States earnings and profits purposes or United Kingdom income tax purposes.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act of 1940, as amended (the "1940 Act"), that, as a result of the occurrence of a change in law or regulation or a change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after January 23, 1997.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term through February 1, 2007 of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term through February 1, 2007 of the Debentures.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the most recent weekly statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                  "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Indenture Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Sponsor and reasonably acceptable to the Indenture Trustee.

                  (d) If at any time the Debenture Issuer has or will become obligated to pay Additional Amounts (as defined and provided in the Indenture), the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) to redeem the Debentures in whole, but not in part.

     (e) The procedures with respect to the redemption of Securities or the distribution of Debentures shall be as follows:

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") (which notice will be irrevocable) will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 15 nor more than 60 days before the Redemption Date or the date fixed for such exchange, as the case may be. Notices pursuant to this Section 4(e)(i) shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/ Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice will be irrevocable), then
         (A) with respect to Capital Securities issued in book-entry form, by 12:00 noon, New York City time, on the Redemption Date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the Redemption Date, as the case requires, the Institutional Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the Redemption Date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the Redemption Date, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                  Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or
(ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If the Debenture Issuer fails to repay Debentures on the stated maturity date or Redemption Date or if payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original Redemption Date to the actual date of payment, in which case the actual payment date will be considered the Redemption Date for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Institutional Trustee on behalf of the Trust to (A) in respect of the Capital Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

                  5.       Voting Rights - Capital Securities.

                  (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

                  (b) Subject to the requirements of the second to last sentence of this paragraph, the Holders of a majority in aggregate liquidation amount of the Capital Securities have the right (i) on behalf of all Holders of Capital Securities, to waive any past default that is waivable under the Declaration and
(ii) to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration; provided, however, that the Holders of the Capital Securities will vote as a single class (the "Capital Trust Voting Class") with respect to the right to direct an Institutional Trustee, to (x) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Debentures, (y) waive any past default and its consequences that is waivable under the applicable provisions of the Indenture with respect to the Debentures or (z) exercise any right to rescind or annul a declaration that the principal of all Debentures shall be due and payable; provided that where a consent under the Indenture would require the consent of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of such securities or (2) each holder of such securities affected thereby, no such consent shall be given by any Trustee without the prior consent of, in the case of clause (1) above, Holders of securities in the Capital Trust Voting Class representing such specified percentage or, in the case of clause (2) above, each Holder of securities in the Capital Trust Voting Class affected thereby. The Institutional Trustee shall not revoke or take any action inconsistent with any action previously authorized or approved by a vote of the Holders of Capital Securities. The Institutional Trustee shall notify all Holders of record of Capital Securities of any notice of default received from the Indenture Trustee with respect to the Debentures. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Indenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of the Capital Securities unless the Institutional Trustee shall have obtained an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States federal income tax purposes following such action. If the Institutional Trustee fails to enforce its rights under the Declaration (including, without limitation, its rights, powers and privileges as a holder of the Debentures under the Indenture), any holder of Capital Securities may, to the extent permitted by applicable law, upon such holder's written request to the Institutional Trustee to enforce such rights, institute a legal proceeding directly against the Company to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

                  Subject to Section 3.9(a)of the Declaration, the Institutional Trustee shall take any legal action against the Trust which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under the Declaration or the Trust Indenture Act and if such Institutional Trustee shall have failed to take such legal action, the Holders of the Capital Securities may, to the extent permitted by applicable law, take such legal action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Capital Securities, without first proceeding against the Institutional Trustee or the Trust. If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Institutional Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                  6.       Voting Rights - Common Securities.

                  (a) Except as provided under Sections 6(b), 6(c), and 7 as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Unless an Event of Default under the Declaration shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Institutional Trustee and the Delaware Trustee may be removed at such time by the Holders of a majority in liquidation amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Regular Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

                  (c) So long as any Debentures are held by the Institutional Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on such Indenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under the applicable provisions of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of such securities or (2) each holder of such securities affected thereby, no such consent shall be given by any Trustee without the prior consent of, in the case of clause (1) above, Holders of Common Securities representing such specified percentage or, in the case of clause (2) above, each Holder of Common Securities affected thereby. The Trustees shall not revoke or take any action inconsistent with any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Institutional Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

                  If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures on or after the respective due date specified in the Debentures. In connection with Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  7.       Amendments to Declaration and Indenture.

                  In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Delaware Trustee, the Institutional Trustee and the Regular Trustees, without the consent of the Holders of the Securities
         (i) to cure any ambiguity, (ii) correct or supplement any provisions in the Declaration that may be defective or inconsistent with any other provisions of the Declaration,(iii) add to the covenants, restrictions or obligations of the Sponsor, (iv) preserve the status of the Trust as a grantor trust for United Stated federal income tax purposes, and (v) to conform to changes in, or a change in interpretation or application of, certain 1940 Act requirements by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the holders of Trust Securities. The Declaration may be modified and amended on approval of a majority of the Regular Trustees, provided that, if any proposed modification or amendment provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust other than pursuant to the terms of the Declaration, then the holders of the outstanding Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority in liquidation amount of the Securities, provided that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in liquidation amount of such class of Securities. The Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or cause the Trust to be an "investment company" which is required to be registered under the 1940 Act, provided that, certain amendments to the Declaration may require the consent of the Institutional Trustee or all holders of the Common Securities and/or the Capital Securities.

                  8.       Registration Rights Agreement.

                  The Holders of the Capital Securities shall be entitled to the benefits of the Registration Rights Agreement dated January 29, 1997 among Lehman Brothers Inc., the Sponsor and the Trust.

                  9.       Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  10.      Ranking.

                  The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

                  11.      Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

                  12.      No Preemptive Rights.

                  The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

                  13.      Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

                  IF THIS GLOBAL SECURITY IS A GLOBAL CAPITAL SECURITY, INSERT:
THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORITY OF THE DEPOSITARY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [IF THIS SECURITY IS A RESTRICTED CAPITAL SECURITY, INSERT:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SOUTHERN INVESTMENTS UK PLC (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JANUARY 23, 1997, AND (iii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

                  THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY OR ANY INTEREST THEREIN UNLESS THE TRANSFEROR DELIVERS TO THE TRANSFER AGENT A REPRESENTATION FROM THE TRANSFEREE THAT IT EITHER IS (I) NOT A PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (COLLECTIVELY, "PLANS"), AND IS NOT PURCHASING THE CAPITAL SECURITIES (OR INTEREST THEREIN) ON BEHALF OR WITH THE ASSETS OF ANY PLAN OR (II) ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 WITH RESPECT TO ITS PURCHASE AND HOLDING OF THE CAPITAL SECURITIES (OR INTEREST THEREIN). SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Certificate Number                                       Aggregate Liquidation
                                                  Amount of Capital Securities

                                                         CUSIP NO. __________

                    Certificate Evidencing Capital Securities

                                       of

                     Southern Investments UK Capital Trust I


[  ]%    [Transfer Restricted/New] Subordinated
         Capital Income Securities
         (liquidation amount $1,000 per Capital Security)

                  Southern Investments UK Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of [$_________ in aggregate liquidation amount of Capital Securities of the Trust*] [the aggregate liquidation amount of Capital Securities of the Trust specified in Schedule A hereto**] representing undivided preferred beneficial interests in the assets of the Trust designated the [ ]% [Transfer Restricted/New] Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of January 29, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Capital Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purposes.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee to the extent provided therein.
---------------
*        Insert in Definitive Capital Securities only.

**       Insert in Global Capital Securities only.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________, ____.


                     Southern Investments UK Capital Trust I


                       By:________________________________
                                      Name:
                                 Regular Trustee

              INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Capital Securities referred to in the within-mentioned Declaration.

Dated:                     ,

                                      BANKERS TRUST COMPANY,
                                      as Institutional Trustee


                                       By:
                                              Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]


                  Distributions payable on each Capital Security will be fixed at a rate per annum of 8.23% (the "Coupon Rate") of the liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). Pursuant to the Registration Rights Agreement, in certain limited circumstances the Debenture Issuer will be required to pay Additional Interest (as defined in the Registration Rights Agreement) with respect to the Debentures. The term "Distributions", as used herein, includes such cash distributions and any such interest (including any Additional Sums, Additional Distributions and any Additional Amounts (as defined in the Indenture)) unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds on hand legally available therefor.

                  Distributions on the Capital Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from January 29, 1997, and will be payable semi-annually in arrears, on February 1 and August 1 of each year, commencing on August 1, 1997, to Holders of record fifteen (15) days prior to such payment dates, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period shorter than a full semi-annual period for which Distributions are computed, the number of days elapsed in such a 30-day month. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for successive periods not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such extension, semi-annual Distributions will continue to accrue with additional interest thereon at the Coupon Rate compounded semi-annually to the extent permitted by applicable law during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods or extend beyond the Maturity Date of the Debentures. The Debenture Issuer may also pay on any Interest Payment Date (as defined in the Indenture) all or any portion of the interest accrued during an Extension Period. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Sponsor will have the right, at any time, to terminate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a like amount of the Securities to be redeemed by the Trust.

                  The Capital Securities shall be redeemable as provided in the Declaration.

                              ---------------------



                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:
------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)


and irrevocably appoints

___________________________________________________________ agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
              (Sign exactly as your name appears on the other side
                     of this Capital Security Certificate)

Signature Guarantee*:      ___________________________________


_______________________



* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[Include the following if the Capital Security bears a Restricted Capital Securities Legend --

In connection with any transfer of any of the Capital Securities evidenced by this certificate, the undersigned confirms that such Capital Securities are being:

CHECK ONE BOX BELOW

     (1)  |_| exchanged for the undersigned's own account without transfer; or

     (2) |_| transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) |_| transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) |_| transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2) or (3) or (7) of Rule 501 under the Securities Act of 1933 that is acquiring the Capital Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933; or

     (5) |_| transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (6)  |_| transferred pursuant to an effective registration statement.

Unless one of the boxes is checked, the Exchange Agent will refuse to register any of the Capital Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box
(3), (4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Capital Securities, such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box (2) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box (4) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum dated January 23, 1997; provided, further, that after the date that a Registration Statement has been filed and so long as such Registration Statement continues to be effective, the Registrar may only permit transfers for which box (6) has been checked.



                                    Signature

                                   SCHEDULE A*

                  The initial aggregate liquidation amount of Capital Securities evidenced by the Certificate to which this Schedule is attached is $__________ (equivalent to ________ Capital Securities). The notations on the following table evidence decreases and increases in the number of Capital Securities evidenced by such Certificate.

Decrease in   Increase in      Liquidation Amount of            Notation by
Liquidation   Liquidation      Capital Securities               Registration
Amount        Amount of        Remaining After Such
of Capital    Capital          Decrease or Increase
Securities    Securities


___________________________

*        Append to Global Capital Securities only.

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SOUTHERN INVESTMENTS UK PLC (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JANUARY 23, 1997, AND (iii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY OR ANY INTEREST THEREIN UNLESS THE TRANSFEROR DELIVERS TO THE TRANSFER AGENT A REPRESENTATION FROM THE TRANSFEREE THAT IT EITHER IS (I) NOT A PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (COLLECTIVELY, "PLANS"), AND IS NOT PURCHASING THE COMMON SECURITIES (OR INTEREST THEREIN) ON BEHALF OR WITH THE ASSETS OF ANY PLAN OR
(II) ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 WITH RESPECT TO ITS PURCHASE AND HOLDING OF THE COMMON SECURITIES (OR INTEREST THEREIN). SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Certificate Number                                 Number of Common Securities


                    Certificate Evidencing Common Securities

                                       of

                     Southern Investments UK Capital Trust I


                             8.23% Common Securities
                 (liquidation amount $1,000 per Common Security)


                  Southern Investments UK Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Southern Investments UK plc (the "Holder") is the registered owner of __________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.23% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 9.1(c) thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of January 29, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to the Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

                  Reference is made to the select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of , ____.


                                   Southern Investments UK Capital Trust I

                                   By:________________________________
                                      Name:
                                      Regular Trustee

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of 8.23% (the "Coupon Rate") of the liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest (including any Additional Sums, Additional Distributions and Additional Amounts (as defined in the Indenture)) unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor.

                  Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from January 29, 1997 and will be payable semi-annually in arrears, on February 1 and August 1 of each year, commencing on August 1, 1997, to the Holders of record fifteen (15) days prior to such payment dates, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period shorter than a full semi-annual period for which Distributions are computed, the number of days elapsed in such a 30-day month. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for successive periods not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such extension, Distributions will continue to accrue with additional interest thereon at the Coupon Rate compounded semi-annually to the extent permitted by applicable law during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods or extend beyond the Maturity Date of the Debentures. The Debenture Issuer may also pay on any Interest Payment Date (as defined in the Indenture) all or a portion of the interest accrued during an Extension Period. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Sponsor will have the right, at any time, to terminate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a like amount of the Securities to be redeemed by the Trust.

                  The Common Securities shall be redeemable as provided in the Declaration.

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints ________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
          (Sign exactly as your name appears on the other side of this
                          Common Security Certificate)

Signature Guarantee*:      ___________________________________

__________________________________



* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Include the following if the Common Security bears a Restricted Common Securities Legend --

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

CHECK ONE BOX BELOW

     (1)  |_| exchanged for the undersigned's own account without transfer; or

     (2) |_| transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) |_| transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) |_| to an institutional "accredited investor" within the meaning of subpararaph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Preferred Security for its own account, or for the account of such an institutional accredited investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

     (5) |_| transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (6)  |_| transferred pursuant to an effective Registration Statement.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3),
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Common Securities, such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box (2) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box (4) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum dated January 23, 1997; provided further that after the date that a Registration Statement has been filed and so long as such Registration Statement continues to be effective, the Exchange Agent may only permit transfers for which box (6) has been checked.





                                    Signature